For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Thornburg Limited Term U.S. Government FundSummary Prospectus

February 1, 2023, AS SUPPLEMENTED	Class A: LTUSX | Class C: LTUCX | Class C2: LTUQX | Class I: LTUIX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2023, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Goal

The primary goal of Limited Term U.S. Government Fund is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 147, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 200, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class C2	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	0.50%(2)	0.65%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class C2	Class I
Management Fees	0.38%	0.38%	0.38%	0.38%
Distribution and Service (12b-1) Fees	0.25%	0.50%	0.65%	none
Other Expenses	0.29%	0.51%	1.25%	0.24%
Total Annual Fund Operating Expenses	0.92%	1.39%	2.28%	0.62%
Fee Waiver/Expense Reimbursement	—	(0.15)%(3)	(1.04)%(3)	—
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.92%	1.24%	1.24%	0.62%

(1)Up to a 0.50% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.

(2)Imposed only on redemptions of Class C and Class C2 shares within 12 months of purchase.

(3)Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class C and Class C2 expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 1.24% and 1.24%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2024, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

Thornburg Limited Term U.S. Government Fund SUMMARY PROSPECTUS February 1, 2023, AS SUPPLEMENTED

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$317	$512	$723	$1,331
Class C Shares	$176	$425	$746	$1,656
Class C2 Shares	$191	$612	$1,125	$2,535
Class I Shares	$63	$199	$346	$774

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$126	$425	$746	$1,656
Class C2 Shares	$126	$612	$1,125	$2,535

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28.92% of the average value of its portfolio.

Principal Investment Strategies

Thornburg Investment Management, Inc. (“Thornburg”) actively manages the Fund’s portfolio in pursuing the Fund’s investment goals. While Thornburg follows domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt obligations, and other factors, the Fund’s investments are determined by individual security analysis. The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may dispose of any security before its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or to otherwise respond to market conditions.

Limited Term U.S. Government Fund invests at least 80% of its assets in U.S. Government Securities. For this purpose, “U.S. Government Securities” means:

Securities backed by the full faith and credit of the U.S. government, including direct obligations of the U.S. Treasury (such as U.S. Treasury Bonds) and obligations of U.S. government agencies and instrumentalities which are guaranteed by the U.S. Treasury (such as “Ginnie Mae” mortgage-backed certificates issued by the Government National Mortgage Association).

Securities issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, but which are not backed by the full faith and credit of the U.S. government. These securities include mortgage-backed certificates, collateralized mortgage obligations (“CMOs”), and debentures issued by “Freddie Mac” (Federal Home Loan Mortgage Corporation) and “Fannie Mae” (Federal National Mortgage Association).

U.S. Government Securities include for this purpose repurchase agreements secured by the securities described above, and participations having economic characteristics similar to those securities. “Participations” are undivided interests in pools of securities where the underlying credit support passes through to the participants.

Because the magnitude of changes in the value of interest-bearing obligations is greater for obligations with longer terms given an equivalent change in interest rates, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity or expected life of normally less than five years. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund also attempts to reduce changes in share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may sell an investment prior to its scheduled maturity date to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, to pursue other investment opportunities, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.  The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

Principal Investment Risks

Although the Fund may acquire obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities and enterprises, neither the Fund’s net asset value nor its dividends are guaranteed by the U.S. government. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. If your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund’s share value will fluctuate, including as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – All securities owned by the Fund may be subject to default, delays in payment, adverse legislation or other government action, or could be downgraded by ratings agencies, reducing the value of the Fund’s shares. Securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury obligations, are commonly regarded as having small exposure to credit risk. Obligations of certain U.S. government agencies, instrumentalities and government-sponsored enterprises (sometimes referred to as “agency obligations”) are not direct obligations of the United States, may not be backed by the full faith and credit of the U.S. government, and may have a greater exposure to credit risk. Although the U.S. government is required by law to provide credit support for some agency obligations, there is no assurance that the U.S. government would provide financial support for any such obligation on a default by the issuing agency, instrumentality or enterprise in the absence of a legal requirement to do so. As of the date of this Prospectus, securities backed by the full faith and credit of the U.S. government, and securities of U.S. government agencies, instrumentalities and enterprises which may be purchased by the Fund are rated “Aaa” by Moody’s Investors Services or “AA+” by S&P Global Ratings. Ratings agencies may reduce the ratings of any securities in the future.

SUMMARY PROSPECTUS February 1, 2023, AS SUPPLEMENTED Thornburg Limited Term U.S. Government Fund

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. This effect is also typically more pronounced for the Fund’s investment in mortgage-backed securities, the value of which may fluctuate more significantly in response to interest rate changes. When interest rates decrease, the Fund’s dividends may decline.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell promptly some or all of the obligations that it holds, or may only be able to sell obligations at less than desired prices.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. For example, a fall in worldwide demand for U.S. government securities or general economic decline could lower the value of those securities.

Prepayment and Extension Risk – When market interest rates decline, certain debt obligations held by the Fund may be repaid more quickly than anticipated, requiring the Fund to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Fund may be repaid more slowly than anticipated, causing assets of the Fund to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Fund’s investments in mortgage-backed securities.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Structured Products Risk – Investments in securities that are backed by, or represent interests in, an underlying pool of securities or other assets, including investments in mortgage-backed securities and in CMOs, involve the risks associated with the underlying assets (e.g., the risk of default by mortgagors whose mortgages are included in a mortgage-backed security or CMO), and may also involve different or greater risks, including the risk that distributions from the underlying assets will be inadequate to make interest or other payments to the Fund, the risk that the issuer of the securities will fail to administer the underlying assets properly or become insolvent, and the risk that the securities will be less liquid than other Fund investments.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 118 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Limited Term U.S. Government Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C, Class C2 and Class I share performance to the Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2022. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	1.87	3/31/2020
Lowest Quarterly Results	-3.63	3/31/2022

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

Thornburg Limited Term U.S. Government Fund SUMMARY PROSPECTUS February 1, 2023, AS SUPPLEMENTED

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

9/1/23
TH2229

Average Annual Total Returns

(periods ended 12-31-22)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	-10.05	-0.72	-0.13
Return After Taxes on Distributions	-10.66	-1.35	-0.81
Return After Taxes on Distributions and Sale of Fund Shares	-5.94	-0.79	-0.39
Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	-7.73	0.46	0.69

Class C Shares	1 Year	5 Years	10 Years
Return Before Taxes	-8.80	-0.76	-0.30
Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	-7.73	0.46	0.69

CLASS C2 SHARES	1 YEAR	Since Inception (10-01-20)
Return Before Taxes	-8.86	-4.71
Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	-7.73	-4.33

Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	-7.77	-0.15	0.31
Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	-7.73	0.46	0.69

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Lon Erickson, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2015.

Christian Hoffmann, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2023.

Jeff Klingelhofer, cfa, a managing director and co-head of investments of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2015.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class C2	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class C2	Class I
	$100	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 158 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.